SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 23, 2000

                                  ENZON, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      0-12957                  22-237286
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)            Identification)



                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (732) 980-4500




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

     On February 23, 2000, Enzon, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibit 99.1 - Press Release dated February 23, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2000


                                                            ENZON, INC.
                                                     ----------------------
                                                           (Registrant)

                                                By:  /S/KENNETH J. ZUERBLIS
                                                     ----------------------
                                                     Kenneth J. Zuerblis
                                                     Vice President, Finance
                                                     and Chief Financial
                                                     Officer